                                   EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A into the Company's previously filed Registration Statement File Numbers 333-83890 and 333-14657.




                                                  ARTHUR ANDERSEN LLP




Indianapolis, Indiana,
April 30, 1999